United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
May 9, 2018

Fidelity National Information Services, Inc.
(Exact name of Registrant as Specified in its Charter)

1-16427
(Commission File Number)

Georgia	37-1490331
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)
601 Riverside Avenue
Jacksonville, Florida 32204
(Addresses of Principal Executive Offices)

(904) 438-6000
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

Fidelity National Information Services, Inc. (the "Company") is filing this Current Report on Form 8-K (this "Current Report") to recast certain prior period financial statements to reflect our retrospective application of the new revenue accounting standard ASU No. 2014-09 "Revenue from Contracts with Customers (Topic 606)" ("ASU 2014-09").

ASU 2014-09 amends substantially all authoritative literature related to revenue recognition, including industry-specific requirements, and converges the guidance under this topic with that of the International Financial Reporting Standards. The Company has adopted ASU 2014-09 effective January 1, 2018 utilizing the full retrospective method with the application of certain practical expedients. The Company began to report comparative results under ASU 2014-09 in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2018.

The Company is filing this Current Report to recast its consolidated financial statements for each of the years in the three-year period ended December 31, 2017 to reflect our retrospective application of ASU 2014-09 described above. The recasting of information presented in certain sections of the Company’s 2017 Annual Report on Form 10-K (the "2017 Annual Report") is set forth in Exhibits 99.1, 99.2, 99.3, 99.4, 99.5 and 99.6 to this Form 8-K, which are incorporated herein by reference.

The information included in this Current Report, including the exhibits, is presented in connection with the reporting changes described above. This Current Report does not reflect events occurring after the Company filed the 2017 Annual Report and does not modify or update the disclosures therein in any way, other than to reflect our retrospective application of ASU 2014-09. For developments that have occurred subsequent to the filing of the 2017 Annual Report, refer to the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2018, which was filed with the SEC on May 2, 2018, and other filings by the Company with the SEC.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
23.1	Consent of Independent Registered Public Accounting Firm (KPMG LLP)
99.1	Updated Part I, Item 1. "Business", from the Company's Annual Report on Form 10-K for the year ended December 31, 2017, as filed with the Securities and Exchange Commission on February 22, 2018
99.2	Updated Part I, Item 1A. "Risk Factors", from the Company's Annual Report on Form 10-K for the year ended December 31, 2017, as filed with the Securities and Exchange Commission on February 22, 2018
99.3
Updated Part II, Item 6. "Selected Financial Data", from the Company's Annual Report on Form 10-K for the year ended December 31, 2017, as filed with the Securities and Exchange Commission on February 22, 2018

99.4
Updated Part II, Item 7. "Management's Discussion and Analysis of Financial Condition and Results of Operations", from the Company's Annual Report on Form 10-K for the year ended December 31, 2017, as filed with the Securities and Exchange Commission on February 22, 2018

99.5
Updated Part II, Item 7A. "Quantitative and Qualitative Disclosure About Market Risks", from the Company's Annual Report on Form 10-K for the year ended December 31, 2017, as filed with the Securities and Exchange Commission on February 22, 2018

99.6
Updated Part II, Item 8. "Financial Statements and Supplementary Data", from the Company's Annual Report on Form 10-K for the year ended December 31, 2017, as filed with the Securities and Exchange Commission on February 22, 2018

101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fidelity National Information Services, Inc.
Date: May 9, 2018	By:	/s/ James W. Woodall
		Name:	James W. Woodall
		Title:	Corporate Executive Vice President and Chief Financial Officer

Fidelity National Information Services, Inc.
Date: May 9, 2018	By:	/s/ Katy T. Thompson
		Name:	Katy T. Thompson
		Title:	Corporate Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit	Description
23.1	Consent of Independent Registered Public Accounting Firm (KPMG LLP)
99.1	Updated Part I, Item 1. "Business", from the Company's Annual Report on Form 10-K for the year ended December 31, 2017, as filed with the Securities and Exchange Commission on February 22, 2018
99.2	Updated Part I, Item 1A. "Risk Factors", from the Company's Annual Report on Form 10-K for the year ended December 31, 2017, as filed with the Securities and Exchange Commission on February 22, 2018
99.3
Updated Part II, Item 6. "Selected Financial Data", from the Company's Annual Report on Form 10-K for the year ended December 31, 2017, as filed with the Securities and Exchange Commission on February 22, 2018

99.4
Updated Part II, Item 7. "Management's Discussion and Analysis of Financial Condition and Results of Operations", from the Company's Annual Report on Form 10-K for the year ended December 31, 2017, as filed with the Securities and Exchange Commission on February 22, 2018

99.5
Updated Part II, Item 7A. "Quantitative and Qualitative Disclosure About Market Risks", from the Company's Annual Report on Form 10-K for the year ended December 31, 2017, as filed with the Securities and Exchange Commission on February 22, 2018

99.6
Updated Part II, Item 8. "Financial Statements and Supplementary Data", from the Company's Annual Report on Form 10-K for the year ended December 31, 2017, as filed with the Securities and Exchange Commission on February 22, 2018

101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document